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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 2003


                               BJ SERVICES COMPANY
             (Exact name of registrant as specified in the charter)

           Delaware                     001-10570                63-0084140
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


                          5500 Northwest Central Drive
                              Houston, Texas 77092
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (713) 462-4239

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibits.

              The following exhibits are filed herewith pursuant to Item 9:

              Exhibit No.  Description of Exhibit
              -----------  ----------------------

              99.1 News Release dated April 23, 2003 with respect to BJ Services Company's financial results for the second quarter ended March 31, 2003.

ITEM 9.           REGULATION FD DISCLOSURE (INCLUDING ITEM 12 INFORMATION).

News Release Announcing Second Quarter Results.

This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be provided under "Item 12. Results of Operations and Financial Condition," in accordance with U.S. Securities and Exchange Commission Release No. 33-8216.

On April 23, 2003, BJ Services Company issued a news release announcing second quarter results for the period ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference in this Item 9.

The information in this report is being furnished, not filed, pursuant to Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Forward-looking information.

In addition, on April 23, 2003, at 9:00 a.m. Central Time, following the news release, the Company held a conference call regarding the second quarter results. During the conference call, management of BJ Services Company indicated that it expects to achieve earnings per share of between $.28 and $.31 for its third fiscal quarter and between $1.15 and $1.20 for its fiscal year ending September 30, 2003. It also indicated that it expects to achieve earnings per share of between $1.30 TO $1.40 for the 2003 calendar year. The publicly announced conference call was available via real-time webcast and is available for replay on the Company's website at www.bjservices.com.

This report contains forward-looking statements within the meaning of the Securities Litigation Reform Act that involve risks and uncertainties, including oil and gas price volatility, variations in demand for our services, operational and other risks, and other factors described from time to time in the Company's publicly available SEC reports, which could cause actual results to differ materially from those indicated in the forward-looking statements. In this report, the words "expect," "estimate," "project," "believe," "achievable" and similar words are intended to identify forward-looking statements.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BJ SERVICES COMPANY

                                   By:    /s/ Margaret Shannon
                                          -------------------------------------
                                   Name:  Margaret Shannon
                                   Title: Vice President--General Counsel and
                                          Secretary

Date:  April 30, 2003